UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Koss Corporation
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act of 1934 Rules 14a-16(i)(1) and 0-11.

KOSS CORPORATION

4129 NORTH PORT WASHINGTON AVENUE

Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

October 18, 2023

The Annual Meeting of Shareholders of Koss Corporation (“Koss” or the “Company”) will be held on Wednesday, October 18, 2023, at 8:00 a.m. Central Time. The Annual Meeting will be an entirely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KOSS2023, where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.

The Annual Meeting is being held for the following purposes:

1.to elect five  (5) directors from among the nominees described in the Proxy Statement accompanying this notice;

2.to approve, on a non-binding advisory basis, compensation paid to our Named Executive Officers;

3.to ratify the appointment of WIPFLI, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024;

4.to approve the Koss Corporation 2023 Equity Incentive Plan; and

5.to transact such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on August 21, 2023, will be entitled to notice of, and to vote their shares at, the annual meeting.  Information regarding the matters to be considered and voted upon at the Annual Meeting is set forth in the Proxy Statement accompanying this notice.

In order to assist us in preparing for the Annual Meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.

By Order of the Board of Directors

/s/ Kim M. Schulte

Kim M. Schulte, Secretary

Milwaukee, Wisconsin
August 25, 2023

KOSS CORPORATION

PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS

October 18, 2023

_______________

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION  (“Koss” or the “Company”) for use at the Company’s 2023 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time and Location.  The Meeting will be held on Wednesday, October 18, 2023, at 8:00 a.m. Central Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KOSS2023, where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.

Purposes of the Meeting.  At the Meeting, stockholders will consider and vote upon the following: (i) to elect five  (5) directors for one-year terms; (ii) to approve, on a non-binding advisory basis, executive compensation paid to our Named Executive Officers; (iii) to ratify the appointment of WIPFLI, LLP (“WIPFLI”) as the independent registered public accounting firm for the fiscal year ending June 30, 2024;  (iv) to approve the Koss Corporation 2023 Equity Incentive Plan; and (v) to transact such other business as may properly be brought before the Meeting.

Proxy Solicitation.  The Board of Directors is soliciting the stockholders’ proxies, the cost of which will be borne by the Company.  Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone.  The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.  Proxy Statements, annual reports, and proxies will be mailed to stockholders on or around September 8, 2023.

Quorum and Voting Information.  Only stockholders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 21, 2023 (the “Record Date”) are entitled to vote at the Meeting.  As of the Record Date, there were issued and outstanding 9,234,795 shares of Common Stock, each of which is entitled to one vote per share.  A quorum of stockholders is necessary to take action at the Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.  Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting.  The inspector of elections will determine whether or not a quorum is present at the Meeting. Abstentions will be treated as shares of Common Stock that are present and entitled to vote at the meeting and are therefore counted to determine a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The five nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company.  The vote required to approve, by non-binding advisory basis, the compensation paid to our Named Executive Officers, to recommend to ratify the appointment of WIPFLI as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024,  to approve the Koss Corporation 2023 Equity Incentive Plan and to approve any other matter to be presented at the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter.  Abstentions will have no effect on the election of directors and will have the same effect as votes “against” approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers, the ratification of WIPFLI as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024 and the approval of the Koss Corporation 2023 Equity Incentive Plan.

A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum. Broker non-votes will not be treated as votes cast on the election of directors and will not be treated as votes entitled to be cast thereon with respect to approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers and the approval of the Koss Corporation 2023 Equity Incentive Plan, each of which is a “non-routine” matter, and, therefore, will have no effect on the vote required for approval of such proposals. The ratification of the appointment of WIPFLI as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 is considered a “routine” matter. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal.

Stockholders do not have cumulative voting rights.

Proxies and Revocation of Proxies.  A proxy in the accompanying form that is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein.  In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their discretion.  At the present time, the Company knows of no other matters that are to come before the Meeting.  See “TRANSACTION OF OTHER BUSINESS.”  If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, “FOR” approval of the advisory resolution on the compensation paid to our Named Executive Officers, “FOR” the ratification of WIPFLI as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 and “FOR” approval of the Koss Corporation 2023 Equity Incentive Plan.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting online.

Annual Report.  The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2023, although not a part of this Proxy Statement, is delivered herewith.

Submission of Future Stockholder Proposals and Nominations. Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under Exchange Act Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2024 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 no later than May 10, 2024.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 18, 2024.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on October 18, 2023

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card

are available at www.koss.com.

PROPOSAL 1.  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than four and no greater than twelve.  We had six  directors during fiscal year 2023 and will elect five directors for fiscal year 2024.  Theodore H. Nixon is not being nominated for re-election as he is retiring from the Board.  Each director elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his or her prior death, resignation, or removal.  The five nominees that receive the most votes will be elected to serve on our Board for the next year.

Information as to the Nominees

The following identifies the nominees for the five director positions and provides information as to their business experience for the past five years.  Each nominee is presently a director of the Company:

Thomas L. Doerr, 79, has been a director of the Company since 1987 and was elected Lead Director in 2015.  In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982.  The company manufactures industrial electric motors.  In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Mr. Doerr brings a wealth of entrepreneurial experience to the Board including a hands-on understanding of strategy development, operations, and finance. Mr. Doerr has been directly involved in all aspects of his businesses including operations, distribution, purchasing, finance, and quality control.

Michael J. Koss, 69, has held various positions at the Company since 1976 and has been a director of the Company since 1985.  He was elected President and Chief Operating Officer of the Company in 1987, Chief Executive Officer in 1991, Vice-Chairman in 1998 and Chairman in 2015.  Mr. Koss brings to the Board intimate knowledge of the Company’s daily operations as the Company’s Chief Executive Officer. In addition, Mr. Koss’s extensive senior leadership experience in various positions gives him a broad understanding of the types of operational, financial, and strategic issues that affect the Company.  He has been the driving force behind the Company’s new product development.  Mr. Koss is also a director of STRATTEC Security Corporation.

Steven A. Leveen, 68, has been a director of the Company since 2015. Mr. Leveen is the founder of the America the Bilingual Project and co-founder and board member of the Levenger Company, having been CEO of Levenger from 1987 to 2014. He was a 2015 Fellow in the Advanced Leadership Initiative at Harvard and a 2016 Fellow of the Distinguished Career Institute at Stanford. He has served on the boards of the National Book Foundation, Conscious Capitalism, Inc. and the International Education Board of YPO. Mr. Leveen brings a wealth of experience including direct marketing, strategy development, technology, and consumer goods branding.

William J. Sweasy,  70, has been a director of the Company since 2015. Mr. Sweasy is Chairman of Red Wing Shoe Co., which is a multi-facility manufacturer and retailer of purpose-built footwear, setting the standard of excellence for work boots. Mr. Sweasy adds valuable experience to the board in the areas of executive leadership, large international company experience and a diverse background in strategy development, operational management, financial oversight, and consumer goods experience.

Lenore E. Lillie, 64, has been a director of the Company since 2022. Until her retirement from Koss Corporation in 2021, Ms. Lillie held a variety of positions at the Company since 1985, and most recently,  Vice President, Operations. Ms. Lillie brings to the board a broad experience in supply chain management, Asian contract manufacturing, domestic manufacturing, cost control, inventory management, pricing strategies, product development, product life cycles, shipping, and quality.  Ms. Lillie adds valuable familiarity with the daily operations of the Company, including personnel issues, strategic planning, supply chain challenges, and cost challenges.

Board Diversity Matrix

The table below provides certain information regarding the diversity of the Company’s Board of Directors as of the date of this report, as self-identified and reported by each director.  This information is being provided in accordance with Nasdaq’s board diversity rules:

Board Diversity Matrix (As of August 25, 2023)[1]
			Total

Total Number of Directors			5

	Female	Male
Part I: Gender Identity
Directors	1	4	5
Part II: Demographic Background
White	1	4	5

Experience, Qualifications, Attributes and Skills

The Company believes that each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board:

•The highest level of personal and professional ethics, integrity and values;

•An inquiring and independent mind;

•Practical wisdom and mature judgment;

•Broad training and experience at the policy-making level in business, finance and accounting, or technology;

•Expertise that is useful to Koss and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members can be achieved and maintained;

•Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•Commitment to serve on the Board for several years to develop knowledge about Koss’s business;

•Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•Involvement only in activities or interests that do not conflict with the director’s responsibilities to Koss and its stockholders.

The Company expects that the “Koss Family” (Michael J. Koss, John Koss, Jr., and Michael J. Koss, Jr. and their affiliates), along with the members of the Board of Directors, who account for in the aggregate 4,189,598 shares of Common Stock outstanding as of the Record Date, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES

NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Leadership Structure

The current Chairman of our Board and Chief Executive Officer is Mr. Michael J. Koss.  The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. Our bylaws permit these positions to be held by the same person, and the Board believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. The Board has determined that it is appropriate for Mr. Koss to serve as both Chairman and Chief Executive Officer because combining the roles of Chairman and Chief Executive Officer: (1) enhances the alignment between the Board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for the consideration of the important matters the Board needs to address. Further, four of our six current non-executive Board members have been deemed to be independent by our Board; therefore, we believe our Board structure provides sufficient independent oversight of our management. The Board has designated Mr. Doerr as lead independent director.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation, and Board nominations.  Each member of these committees is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2).

Audit Committee.  The Audit Committee, which was composed of Mr. Doerr, Mr. Nixon and Mr. Sweasy during the fiscal year ended June 30, 2023, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent registered public accounting firm and by the Company’s internal accounting staff.  The Board has determined that Mr. Doerr is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  The Audit Committee met four times during the fiscal year ended June 30, 2023.  The independent registered public accounting firm was present at all of these meetings to discuss their audit scope, the results of their audit and quarterly reviews.  For more information about the Audit Committee meetings, see the “Audit Committee Report.”  The Audit Committee is governed by a written charter, which was amended in fiscal year 2019 and approved and adopted by the Board. The amended charter is available on the Company's website.  The Company expects to appoint an independent director to the Audit Committee following Mr. Nixon’s retirement at the Meeting.

Compensation Committee.  The Compensation Committee, which was composed of Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy during the fiscal year ended June 30, 2023, has responsibility for reviewing and recommending compensation for all employees whose annual salaries exceed $150,000.  The Chief Executive Officer assists the Compensation Committee with the review of compensation, which is determined based on a qualitative and quantitative review of the performance of the employee and the performance of the Company, as well as peer company data. The Compensation Committee does not use any outside consultants to make compensation decisions and retains ultimate decision-making authority for all executive pay matters. The Compensation Committee met one time during the fiscal year ended June 30, 2023.  The Company’s  Koss Corporation 2023 Equity Incentive Plan (the “Plan”), which was approved by the Board and is proposed for stockholder approval at the Annual Meeting on October 18, 2023, will be administered by the Compensation Committee.  Subject to the express provisions of the Plan, the Committee has complete authority to (i) designate individuals to whom benefits are granted and when; (ii) prescribe the terms and conditions of benefits granted; (iii) construe and interpret the Plan; (iv) promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) exercise discretion to make any and all other determinations which it deems to be necessary or advisable for the administration of the Plan.  The Compensation Committee is governed by a written charter, which was amended in fiscal year 2018 and approved and adopted by the Board. The charter is available on the Company's website. Mr. Nixon is retiring from the Board effective at the Meeting and, therefore, will not remain a member of the Compensation Committee following the Meeting.

Nominating Committee and Director Nomination Process.  The Nominating Committee, which was composed of Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy during the fiscal year ended June 30, 2023, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination.  Mr. Nixon is retiring from the Board effective at the Meeting and, therefore, will not remain a member of the Nominating Committee following the Meeting. The Nominating Committee met one time during fiscal year 2023.  When the Board considers additional or replacement members, all candidates are evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity and their experience with and understanding of the business environment.  With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills, and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors.  The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate.  Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2023 Annual Meeting section of this Proxy Statement.  The Nominating Committee does not currently have a written charter.  The Board nominations are presented to and approved by the full Board.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. With respect to diversity, certain of our directors have strong technical backgrounds that are relevant to our industry; other directors have a background in management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinions, and perspectives to the Board.

Risk Oversight

While our management is responsible for assessing and managing the risks to the Company, our Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy.  Our Board committees also regularly engage in risk assessment as a part of their regular function.  The Audit Committee discusses with management and our independent registered accounting firm the Company’s major financial risk exposures, and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the Board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.  The Board regularly engages in discussion of financial, legal, technological, economic, and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions.  Additionally, our Board exercises its risk oversight function in approving the annual budget and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2023, the Board held four meetings.  Each director attended at least 75% of the aggregate of (i) all meetings of the Board, plus (ii) all meetings of the committees on which he or she served during the periods that he or she served.

Attendance at Annual Meetings

The Company's policy is that absent extraordinary circumstances, each member of the Board shall attend each annual stockholder meeting. Mr. Michael J. Koss, Mr. Doerr, Mr. Leveen, Mr. Nixon,  Mr. Sweasy and Ms. Lillie attended last year’s virtual annual meeting held on October 19, 2022.

Independence of the Board

Each of Mr. Doerr, Mr. Leveen, Mr. Nixon and Mr. Sweasy, is “independent” as such term is defined in Nasdaq Listing Rule 5605(a)(2).  These independent directors constitute a majority of the Board, as required under Nasdaq Listing Rule 5605(b)(1). Ms. Lillie is not considered independent under the Nasdaq listing rules due to her employment by the company within the past three years.

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212.  Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615.  If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or a member of the Board.

Code of Ethics

The Code of Ethics for the Company’s directors, officers and employees was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and is available on the Company’s website. In the event that the Company amends any of the provisions of, or grants a waiver under, the Code of Ethics that requires disclosure under the applicable law or SEC rules, it intends to disclose such amendment or waiver on its website.

Executive Officers

Information is provided below with respect to the executive officers of the Company.  Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

			Current Position
Name	Age	Positions Held	Held Since
Michael J. Koss (1)	69	President, Chief Executive Officer	1987 (Chief Executive Officer since 1991)
Kim M. Schulte (2)	57	Chief Financial Officer	2021
John C. Koss, Jr.	66	Vice President — Sales	1988
Michael J. Koss, Jr.	39	Vice President — Marketing and Product	2016

(1)Michael J. Koss is a brother of John Koss Jr. and father to Michael J. Koss Jr.

(2)Prior to her time with the Company, Ms. Schulte held the position of Director of Commercial Finance and Americas Controllership at Regal Rexnord for the prior three years.

Beneficial Ownership of Company Securities

The following table sets forth, as of August 21,  2023, the number of shares of Common Stock beneficially owned (as defined under applicable regulations of the SEC) and the percentage of such shares to the total number of shares outstanding, for all director nominees, for each executive officer named in the Summary Compensation Table (see “Summary Compensation Table”), for all directors and executive officers as a group and for each person and each group of persons who, to the knowledge of the Company as of August 1, 2023, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

	Number of	Percent of
	Shares	Outstanding
	Beneficially	Common
Name and Business Address (1)	Owned (2)	Stock (3)
Thomas L. Doerr	—	*
Michael J. Koss (4)	4,153,410	43.65%
Steven A. Leveen	3,333	*
Lenore E. Lillie	—	*
Theodore H. Nixon	—	*
William J. Sweasy	23,333	*
John C. Koss, Jr. (5)	370,176	3.97%
Michael J. Koss, Jr. (6)	106,923	*

All directors and executive officers as a group (9 persons) (7)	4,657,175	48.00%
Restated Koss Voting Trust (8)	2,696,634	27.79%

(*)   Denotes beneficial ownership of less than 1%.

(1)Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2023.

(3)All percentages shown in the above table are based on 9,234,795 shares outstanding and entitled to vote on August 1, 2023, plus (for Michael J. Koss, John C. Koss, Jr., Michael J. Koss, Jr., and for all directors and executive officers as a group) the respective number of options exercisable within 60 days of August 1, 2023. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2023.

(4)Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 3,498,541 shares owned directly or by reason of family relationships, including 2,696,634 shares held directly in Mr. Koss’ capacity as voting trustee of a voting trust (the “Voting Trust”) established pursuant to Restatement of the Koss Family Voting Trust Agreement, dated March 23, 2022 (the “Voting Trust Agreement”); (ii) 157,801 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 217,068 shares held by the Koss Foundation, of which he is an officer; and (iv) 280,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2023.

(5)Includes the following shares which are deemed to be “beneficially owned” by John C. Koss, Jr.: (i) 196,028 shares owned directly or by reason of family relationships, (ii) 74,148 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 100,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2023.

(6)Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss, Jr.:  (i) 26,000 shares owned directly or by reason of family relationships, (ii)  12 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 80,911 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2023.

(7)Includes the shares which are deemed to be beneficially owned by Mr. Doerr, Michael J. Koss, Mr. Leveen, Ms. Lillie, Mr. Nixon, Mr. Sweasy, John C. Koss Jr., Kim M. Schulte and Michael J. Koss, Jr.

(8)The sole voting trustee of the Restated Koss Voting Trust is Michael J. Koss.  The term of the Koss Family Trust is indefinite.  Under the Voting Trust Agreement, the trustee holds full voting and shared dispositive power over the shares held by the Voting Trust.  All of the 2,696,634 shares held by the Voting Trust are included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (4), above).

SUMMARY COMPENSATION TABLE

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended June 30, 2023, for (i) the Chairman of the Board and Chief Executive Officer (“CEO”) of the Company, and (ii) our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during fiscal 2022 (collectively, including the CEO, the “Named Executive Officers”).

			Non-Equity
			Incentive Plan	All Other
		Salary	Compensation	Compensation
Name & Principal Position	Year	($)	($) (1)	($)		Total ($)
Michael J. Koss	2023	325,000	333,529	45,038	(2)	703,567
Chairman of the Board and CEO	2022	325,000	48,994	42,735	(2)	416,729

John C. Koss, Jr.	2023	241,008	620	43,614	(3)	285,242
Vice President — Sales	2022	241,008	1,120	39,936	(3)	282,064

Michael J. Koss, Jr.	2023	192,000	61,607	22,551	(4)	276,158
Vice President — Marketing and Product	2022	160,000	7,065	18,515	(4)	185,580

(1)Michael J. Koss received performance awards based on the Company’s pre-tax earnings for the year.  John C. Koss, Jr. received performance awards based on the Company’s sales. Michael J. Koss, Jr. received performance awards based on the Company’s quarterly pre-tax earnings throughout the year.

(2)Michael J. Koss received $6,844 in fiscal 2023 and $6,906 in fiscal 2022 in Company matching contributions under the Company’s 401(k) Plan. Car related expenses were paid by the Company for Michael J. Koss in the amount of $2,632 in fiscal 2023 and $2,015 in fiscal 2022, and premiums were paid by the Company for life insurance in the amount of $15,102 in fiscal 2023 and $13,917 in fiscal 2022.  Premiums for supplemental medical care reimbursement were paid by the Company in the amount of $11,904 in fiscal 2023 and $11,340 in fiscal 2022.  Premiums paid by the Company for disability insurance were $8,146 in fiscal 2023 and $8,146 in fiscal 2022.

(3)John C. Koss, Jr. received $6,356 in fiscal 2023 and $6,328 in fiscal 2022 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for John C. Koss, Jr. in the amount of $13,736 in fiscal 2023 and $10,919 in fiscal 2022, and premiums for life insurance were paid by the Company in the amount of $8,389 in fiscal 2023 and $5,804 in fiscal 2022.  Premiums for supplemental medical care reimbursement were paid by the Company in the amount of $14,724 in fiscal 2023 and $16,476 in fiscal 2022.

(4)Michael J. Koss, Jr. received $5,480 in fiscal 2023 and $4,949 in fiscal 2022 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $257 in fiscal 2023 and $206 in fiscal 2022. Premiums for supplemental medical care reimbursement were paid by the Company in the amount of $16,404 in fiscal 2023 and $12,950 in fiscal 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information on outstanding option awards held by the Named Executive Officers as of June 30, 2023, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. There were no outstanding stock awards as of June 30, 2023.

	Option Awards (1)
			Equity
			Incentive
			Plan Awards:
	Number	Number	Number
	of Securities	of Securities	of Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date
Michael J. Koss	160,000	—	—	$2.92	7/25/2023
	120,000	40,000	—	$2.17	7/24/2024
	80,000	80,000	—	$1.90	7/22/2025

John C. Koss, Jr.	25,000	—	—	$2.92	7/25/2023
	25,000	25,000	—	$2.17	7/24/2024
	25,000	50,000	—	$1.90	7/22/2025

Michael J. Koss, Jr.	15,000	—	—	$2.92	7/25/2023
	20,911	15,000	—	$2.17	7/24/2024
	25,000	40,000	—	$1.90	7/22/2025

(1)All options for Michael J. Koss,  John C. Koss, Jr. and Michael J. Koss, Jr. vest in equal annual installments over a period of four (4) years with the first 25% vesting one year after the date of grant.  The options are exercisable for five (5) years and expire on the date five years from the date of grant.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which created new Item 402(v) of Regulation S-K of the Exchange Act (“Item 402(v)”), we are providing the following relationship between executive compensation actually paid and certain financial performance measurements of the Company over the applicable time period.

The following table presents information on the compensation paid to our principal executive officer (“PEO”) as set forth in the Summary Compensation Table (“SCT”), the adjusted values of compensation actually paid to our PEO, average compensation paid to our non-PEO named executive officers (“NEOs”) other than the PEO as set forth in the SCT, and the adjusted values of average compensation actually paid to our NEOs other than the PEO, each as calculated in accordance with the SEC rules, as well as certain Company performance measures for the two fiscal years ended (“FYE”) June 30, 2023.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income
2023	703,567	820,892	280,700	356,514	16	8,302,380
2022	416,729	(4,033,022)	233,822	(1,847,967)	31	1,268,409

(1)Michael J. Koss (our Chairman of the Board and CEO) was the PEO for both years shown. The amounts reflect the total compensation reported for our PEO in the “Total” column of the Summary Compensation Table for each corresponding year.

(2)The amounts reported represent the compensation actually paid to the PEO, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to our PEO in the applicable years. In accordance with Item 402(v)

of Regulation S-K, below are the adjustments made to the amount reported for our PEO in column (1) above for each year to arrive at compensation actually paid to our PEO during each year shown.

Year	Summary Compensation Table Total for PEO(a)	Reported Summary Compensation Table Value of PEO Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2023	703,567	—	117,325	820,892
2022	416,729	—	(4,449,750)	(4,033,022)

(a)This column represents the amount of total compensation reported for Mr. Koss in each applicable year in the “Total” column of the Summary Compensation Table.

(b)This column represents the grant date fair value of equity awards reported in the “Option Awards” columns in the Summary Compensation Table for the corresponding year, as applicable.

(c)This column represents an adjustment to the amounts in the “Option Awards” columns in the Summary Compensation Table for the applicable year (a “Subject Year”). For a Subject Year, the adjusted amount replaces the “Option Awards” columns in the Summary Compensation Table for Mr. Koss to arrive at “compensation actually paid” to Mr. Koss for that Subject Year. The adjusted amount is determined by adding (or subtracting, as applicable) the following for that Subject Year: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) the amount of change as of the end of the Subject Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted to determine the adjusted amount are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Fiscal Year End Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Adjusted Value of Equity Awards
2023	—	(381,823)	—	499,148	—	—	117,325
2022	—	(3,869,132)	—	(580,618)	—	—	(4,449,750)

(3)These amounts reflect the average total compensation reported for the Company’s named executive officers as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table for each corresponding year. The non-PEO named executive officers are comprised of John C. Koss, Jr. and Michael J. Koss, Jr. for both years.

(4)The amounts reported represent the average “Compensation Actually Paid” to the non-PEO NEOs as a group, computed in accordance with Item 402(v) of Regulation S-K, but do not reflect the actual amount of compensation earned by or paid to such NEOs in the applicable years. In accordance with Item 402(v) of Regulation S-K, below are the adjustments made to the amount reported for such NEOs in column (1) above for each year to arrive at compensation actually earned by or paid to the non-PEO NEOs during each year shown.

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Reported Summary Compensation Table Value of Non-PEO NEOs Equity Awards(b)	Average Non-PEO NEO Adjusted Value of Equity Awards(c)	Average Compensation Actually Paid to Non-PEO Named Executive Officers
2023	280,700	—	282,668	356,514
2022	233,822	—	(26,395)	(1,847,967)

(a)This column represents the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Koss) in the “Total” column of the Summary Compensation Table in each applicable year.

(b)This column represents the average of the total amounts reported for the NEOs as a group (excluding Mr. Koss) in the “Option Awards” columns in the Summary Compensation Table in each applicable year.

(c)This column represents an adjustment to the average of the amounts reported for the NEOs as a group (excluding Mr. Koss) in the “Option Awards” columns in the Summary Compensation Table for the applicable year determined using the same methodology described above in Note 2(c). For each year, the adjusted amount replaces the “Option Awards” columns in the Summary Compensation Table for each NEO (excluding Mr. Koss) to arrive at “compensation actually paid” to each NEO (excluding Mr. Koss) for that year, which is then averaged to determine the average “compensation actually paid” to the NEOs (excluding Mr. Koss) for that year. The amounts added or subtracted to determine the adjusted average amount are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Fiscal Year End Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation in the Summary Compensation Table for the Year	Average Adjusted Value of Equity Awards
2023	—	(206,854)	—	282,668	—	—	75,815
2022	—	(2,055,394)	—	(26,395)	—	—	(2,081,789)

(5)Total Shareholder Return (TSR) assumes that $100 was invested in the Company’s common stock beginning on July 1, 2021. The TSR for fiscal year 2023 and 2022 represents the value of that same investment as of the end of each fiscal year. The Company did not pay any dividends during the last two fiscal years.

(6)This column represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following charts which show the relationships between compensation actually paid for our PEOs and non-PEO NEOs as compared to total shareholder return and net income as presented in the Pay versus Performance table.

BENEFIT PLANS

Equity Compensation Plan Information as of June 30, 2023

The below table provides information regarding the 2012 Koss Corporation Omnibus Incentive Plan as of June 30, 2023:

Number of
securities
	Number of		remaining available
	securities	Weighted-	for future
	to be issued	average	issuance under
	upon exercise	exercise price	equity compensation
	of outstanding	of outstanding	plans (excluding)
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	532,245	$2.38	—
Equity compensation plans not approved by security holders	—	—	—
Total	532,245	$2.45	—

The 2012 Koss Corporation Omnibus Incentive Plan expired on July 25, 2022, and as such, no equity awards were granted in fiscal year 2023.  The Koss Corporation 2023 Equity Incentive Plan will be presented for approval at the Annual Meeting of the Stockholders on October 18, 2023.

Other Benefit Plans

The Company has certain benefit plans and arrangements which are available to the Named Executive Officers including the following:

•Supplemental Medical Care Reimbursement Plan.  Each officer of the Company is covered by a medical care insurance plan for medical expenses incurred that are not covered under the group health insurance.

•Employee Stock Ownership Plan and Trust.  In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities.  The KESOT is qualified under Section 401(a) of the Internal Revenue Code and Michael J. Koss and Kim M. Schulte currently serve as members of the KESOT Committee.  All full-time employees with at least six months of uninterrupted service with the Company are eligible to participate in the KESOT.  Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants and are immediately vested.  Accounts are adjusted each year to reflect the investment experience of the trust. Voting rights for all shares are passed through to the participant for whose account such shares are allocated and must be voted by the Trustees in accordance with the participants’ direction.  The KESOT was amended and restated effective July 1, 2023 with no material changes except for those required by applicable laws.  As of June 30, 2023 the KESOT held 309,135 shares of Common Stock (3.35% of the total number of shares outstanding).

•Stock Option Plans.  The 2012 Koss Corporation Omnibus Incentive Plan expired on July 25, 2022. The approval to supersede this plan with the Koss Corporation 2023 Equity Incentive Plan will be voted on by the shareholders at the Annual Meeting of Stockholders on October 18, 2023. This plan will be administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, consultants, and other members of the Company's management team.

•Supplemental Executive Retirement Plan.  The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss worked 25 years, then he would be entitled to receive 50% of base salary).  The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement.  The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.  The Company has a deferred compensation liability of $1,997,120 and $1,937,229 recorded as of June 30, 2023 and 2022, respectively, for this arrangement.

•Profit Sharing Plan.  Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except Michael J. Koss, John C. Koss, Jr., and Kim  M. Schulte) based on their hourly rate of pay.

All full-time Koss employees (except Michael J. Koss, John C. Koss, Jr., and Kim M. Schulte) are eligible for profit sharing if they have been employed for the complete fiscal quarter.

•401(k) Plan.  All employees of the Company are eligible to participate in the Company’s 401(k) Plan at the beginning of the fiscal quarter after they have completed one full fiscal quarter of service.  Employees are able to defer a dollar amount up to the federal yearly maximum.  In 2023, the Company matched the employee dollar deferral with a $0.25 per dollar match.  In 2024, the Company plans to match the employee dollar deferral with a $0.25 per dollar match. Such matches are completely at the discretion of the Company. The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account.  The employees allocate their funds to a group of twenty-three funds, or they may self-direct their funds to a qualified 401(k) of their choice.

DIRECTOR COMPENSATION

The Company uses cash-based and equity incentive compensation to attract and retain qualified candidates to serve on the Board.  In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company as members of the Board.

Cash Contributions Paid to Non-employee Board Members

Directors who are not also employees of the Company receive an annual retainer of $17,000, plus $2,500 per director for each Board meeting attended, $1,500 per director for each committee meeting attended, $5,000 per year for the audit committee chair for service on this committee and $2,500 per year for other committee chairs for service for each remaining committee.

2023 DIRECTOR COMPENSATION TABLE

	Fees
	Earned
	or Paid
	in Cash		All Other	Total
Name	($)	Option Awards ($)	Compensation ($)	($)
Thomas L. Doerr	41,000	—	—	41,000
Michael J. Koss (1)	—	—	—	—
Steven A. Leveen	27,500	—	—	27,500
Theodore H. Nixon	39,500	—	—	39,500
William J. Sweasy	36,000	—	—	36,000
Lenore E. Lillie	24,500	—	—	24,500

(1)Michael J. Koss did not receive additional compensation for his service as a member of the Company's Board.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors.  The members of the Committee are Mr. Doerr, Mr. Nixon, and Mr. Sweasy.  Each member of the Audit Committee is “independent” as defined in Nasdaq Listing Rule 5605(a)(2). The Audit Committee held four meetings during the fiscal year ended June 30, 2023. On July 26, 2023, Mr. Nixon notified the Board of Directors that he will not stand for re-election and, as such, he will no longer be a member of the Audit Committee effective as of the Meeting.  The Company expects to appoint an independent director to the Audit Committee following Mr. Nixon’s retirement at the Meeting.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate.  Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors.  The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company; appoints, compensates, retains and oversees the Company’s independent registered public accounting firm, including reviewing the qualifications, performance and independence of the independent registered public accounting firm; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets, at a minimum, four times a year with the Company’s independent registered public accounting firm to discuss the results of their examinations, their understanding of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2023, with the Company’s management;

(ii)   discussed with WIPFLI LLP (“WIPFLI”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees;

(iii)  received the written disclosures and the letter from WIPFLI, the Company’s independent registered public accounting firm, required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed such matters with representatives of WIPFLI;

(iv)  based on the discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, for filing with the SEC; and

(v)   concluded that WIPFLI’s provision of audit and non–audit services to the Company is compatible with their independence.

AUDIT COMMITTEE
Thomas L. Doerr
Theodore H. Nixon
William J. Sweasy

Related Party Transactions

Building Lease.  The Company leases its facility in Milwaukee, Wisconsin from Koss Holdings, LLC, which is controlled by five equal ownership interests in trusts held by the five beneficiaries of the former Chairman’s revocable trust and includes current stockholders of the Company.  On May 24, 2022, the lease was renewed extending the expiration to June 30, 2028 (the “Extended Term”), with a second extension (“Second Extended Term”) to June 30, 2033. The lease extension maintains the rent at a fixed rate of $380,000 per year for the Extended Term with an increase to $397,000 per year for the Seconded Extended Term.  The lease is being accounted for as an operating lease. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time if the Company believes that its stock is undervalued and that such repurchases would enhance the value to stockholders.  The Company did not repurchase any shares during the fiscal year ending June 30, 2023.  The Company may from time to time engage in such transactions either in the open market or in private transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or Form 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms filed by the Company on their behalf, in addition to written representations by certain of our directors and executive officers that the required form were filed, we believe all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act during our fiscal 2023, except for the Form 3 due in connection with the election of Ms. Lillie as a director at the Company’s annual meeting of stockholders on October 19, 2022.

Householding of Annual Meeting Materials

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers as set forth in this Proxy Statement.

We have designed our executive compensation program to attract and retain highly qualified, superior leaders, reward performance, and align our executives' interests with the long-term interests of our stockholders. Highlights of our program include the following:

•Pay for Performance. Our incentive program is designed to emphasize a pay-for-performance relationship. A portion of our senior executives' compensation is tied to company and individual performance. The main components of our executive compensation program are base salary and incentive awards, including both cash-based and equity-based awards. We do not provide guaranteed bonuses or stock options.

•Alignment with Stockholder Interests. We promote the alignment of our executives' interests with stockholder interests by focusing on key measures of long-term value creation.

•Responsible Pay Practices. Our executive compensation packages do not provide tax gross ups for our executives. In addition, we have adopted policies covering our executives that require compensation clawbacks in certain circumstances.

We believe that our executive compensation program plays a key role in our long-term success. As required by Section 14A of the Securities and Exchange Act of 1934, we request your vote supporting the following non-binding resolution:

RESOLVED: That the stockholders approve, in a non-binding vote, the compensation of the company’s Named Executive Officers as set forth in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of WIPFLI, LLP (“WIPFLI”) has acted as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2023.  WIPFLI has served the Company as its independent registered public accounting firm since March 4, 2019.  Representatives of WIPFLI are expected to be present at the Meeting, available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Although this appointment of WIPFLI as the independent registered public accounting firm is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of WIPFLI is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by WIPFLI for the fiscal years ended June 30, 2023 and 2022, respectively:

	Fiscal Year Ended
	June 30, 2023	June 30, 2022
Audit Fees (1)	$159,463	$115,883
Audit-Related Fees	—	—
Tax Fees (2)	35,833	37,730
All Other Fees	—	—
Total	$195,296	$153,613

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)	Tax fees relate to professional services for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm.  Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit-related services to be provided during the following fiscal year.  The Audit Committee also may generally pre-approve, up to a specified maximum amount, any non-recurring audit and audit-related services for the following fiscal year.  All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reported to the Audit Committee at its next scheduled meeting.  Permissible non-audit services are to be pre-approved on a case-by-case basis.  The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Company’s independent registered public accounting firm and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent registered public accounting firm.  Non-audit services are services other than those provided in connection with an audit or review of the financial statements.  During the period covered by this filing, the Audit Committee approved all fees, and the services rendered in connection with these fees, as reported in the table shown above.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” RATIFICATION OF

WIPFLI, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2024.

PROPOSAL 4.  VOTE TO APPROVE KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN AND AUTHORIZATION OF SHARES

The Company previously maintained the Koss Corporation 2012 Omnibus Incentive Plan (the “Prior Plan”). As of July 25, 2022 (the tenth anniversary of the Prior Plan's initial effective date), pursuant to its terms, no further awards could be granted under the Prior Plan. The Board believes that the Prior Plan has been effective in attracting and retaining highly-competent employees, consultants, and directors to serve the Company and its affiliates, and motivating such individuals to expend maximum effort to improve the business results and earnings of the Company. The Board is now seeking the approval of our stockholders of a new equity incentive plan, the Koss Corporation 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). Our Board adopted the 2023 Equity Incentive Plan on July 26, 2023, subject to approval from shareholders at our 2023 annual meeting. The 2023 Equity Incentive Plan is intended to supersede and replace the Prior Plan and, in connection with its adoption of the 2023 Equity Incentive Plan, the Board will terminate the Prior Plan as of [DATE].  Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2023 Equity Incentive Plan remain subject to and will be paid under the Prior Plan, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are canceled or forfeited for any reason without issuance of shares automatically become available for issuance under the 2023 Equity Incentive Plan.

The Board recommends that stockholders approve the 2023 Equity Incentive Plan. The purposes of the 2023 Equity Incentive Plan are to enhance our ability to attract and retain highly-competent employees, consultants, and directors, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results and earnings, by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success of the company.

The Board approved, and is recommending that the Company’s stockholders approve a share reserve of 2,000,000 shares under the 2023 Equity Incentive Plan, with all such shares available for issuance as Incentive Stock Options (“ISOs”). Our Board believes that this reserve will provide sufficient shares for the equity-based compensation needs of the Company under the 2023 Equity Incentive Plan.

The material features of the 2023 Equity Incentive Plan are summarized below. The summary is not intended to be a complete description of the 2023 Equity Incentive Plan and is qualified in its entirety by the actual text of the 2023 Equity Incentive Plan.

Description of Plan

Eligibility and Participation.  Awards may be granted under the 2023 Equity Incentive Plan to employees, consultants, and directors of the Company and its affiliates.  Incentive stock options may be granted only to employees of the Company or its subsidiaries.  As of [DATE], 2023, approximately 14 individuals were eligible to receive awards under the 2023 Equity Incentive Plan, including 4 executive officers and 4 directors.

Plan Administration.  The Board of Directors (the “Board”) has the power and authority to administer the 2023 Equity Incentive Plan as is consistent with the Company’s articles of incorporation, bylaws and applicable law. Pursuant to the 2023 Equity Incentive Plan, the Board has the authority to delegate such power and authority to administer the 2023 Equity Incentive Plan to the Compensation Committee of the Board.

Type of Awards.  The following types of awards are available for grant under the 2023 Equity Incentive Plan: stock options, stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), other stock-based awards, and cash awards.

Number of Authorized Shares. Subject to adjustment (in connection with certain changes in capitalization), 2,000,000 shares of common stock of the Company are reserved for issuance under the 2023 Equity Incentive Plan. All reserved shares may be granted as ISOs. In addition, any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2023 Equity Incentive Plan. The shares of common stock issuable under the 2023 Equity Incentive Plan will consist of authorized and unissued shares, treasury shares, or shares reacquired by the Company in any manner.

Share Counting

Each share granted in connection with an award is counted as one share against the number of shares available.

Share Recycling.  If any award terminates, expires, or is cancelled for any reason prior to the issuance of shares, or if shares are issued under the 2023 Equity Incentive Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2023 Equity Incentive Plan.  In addition, any issued shares that are repurchased by the Company at no more than cost will again be available for grant under the 2023 Equity Incentive Plan.

The following items will not count against the aggregate number of shares of common stock available for grant under the 2023 Equity Incentive Plan: (i) any award that is settled in cash rather than by issuance of shares of common stock, or (ii) awards granted in assumption of or in substitution for awards previously granted; provided, that, substitute awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as ISOs shall be counted against the ISO limit.  Shares tendered or withheld to pay the exercise price for an option or tax withholding for any type of award will continue to count against the aggregate number of shares of common stock available for grant under the 2023 Equity Incentive Plan.  In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise.

Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant awards either alone, in addition to, in tandem with, or in substitution or exchange for (i) any other award, (ii) any award granted under another plan or (iii) any other right to receive payment from the Company.

Stock Options

Option Price. The Board may grant either ISOs, which must comply with Code Section 422, or nonstatutory stock options (“NSOs”) (together “options”).  Options confer on the grantee a right to purchase a specified number of shares of common stock at a specified price (the “option price”) subject to the terms and conditions of the award agreement. The option price per share will be at least 100% of the fair market value of a share of common stock of the Company on the grant date.  In the case of a grant of an option intended to qualify as an ISO to a grantee that owns more than 10% of the total combined voting power of the Company (a “10% Stockholder”), the option price will not be less than 110% of the fair market value of a share of common stock on the grant date.

Vesting and Exercise.  The Board will determine the terms and conditions under which an option will become exercisable.  No option may be exercised for a fraction of a share.  The Board will establish the terms, conditions and method of exercise.  An option may be exercised by delivery of a notice of exercise to the Company, setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment for the shares.

Special Limitations on ISOs. An option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent the option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by the grantee become exercisable for the first time during any calendar year (under the 2023 Equity Incentive Plan, the Prior Plan and all other plans of the grantee's employer and its affiliates) does not exceed $100,000.

Expiration. Options will expire no more than 10 years from its grant date, or in the case of an ISO held by a 10% Stockholder, not more than five years from its grant date.

Stock Appreciation Rights

SAR Exercise Price.  A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (i) the fair market value of one share of common stock of the Company on the date of exercise over (ii) the SAR exercise price, which will be determined by the Board. The SAR exercise price (the “SAR exercise price”) will be fixed at no less than the fair market value of a share of common stock of the Company on the grant date and will be specified in the award agreement.  SARs granted in tandem with an outstanding option following the grant date of such option will have a SAR exercise price that is equal to the option price, except that the SAR’s exercise price may not be less than the fair market value of a share of common stock on the grant date of the SAR.

Vesting and Exercise.  The Board will determine the terms and conditions under which a SAR will become exercisable.

Expiration. SARs will expire no more than 10 years from their grant date.

Restricted Shares and RSUs

Restricted Shares. At the time a grant of restricted shares is made, the Board may establish an applicable “restricted period” during which all or any portion of the shares will be forfeited if the grantee does not meet certain conditions such as continued employment or the attainment of specified performance targets, which will be specified in the award agreement. Unless the Board otherwise provides in an award agreement, holders of restricted shares will have the right to vote and the right to receive any dividends declared or paid with respect to the stock subject to the awards. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

RSUs. An RSU is a bookkeeping entry representing the right to receive cash or shares of common stock in the future.  At the time a grant of RSUs is made, the Board will establish the events upon which the RSUs will become vested and payable, including either service-based vesting conditions or performance-based vesting conditions based on the satisfaction of corporate or individual performance objectives, which will be specified in the award agreement. RSUs will not confer stockholder rights to grantees. A grantee of RSUs shall have no rights other than those of a general creditor of the Company.

Neither restricted shares nor RSUs can be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period, prior to vesting and settlement or before satisfaction of any other applicable restrictions.

Other Stock-Based Awards

The Board may, in its discretion, grant other stock-based awards, valued in whole or in part by reference to, or otherwise based upon, common stock of the Company. The terms of other stock-based awards will be set forth in the applicable award agreements.

Performance Awards

The Board may condition the grant, exercise, vesting, or settlement of any award on performance conditions as it may specify.  The Board may select corporate or individual performance objectives as it deems appropriate.

Effect of Certain Transactions

Adjustments for Changes in Capitalization.  If changes in the Company’s common stock occur by reason of any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the number and kind of securities for which grants of awards may be made or settled under the 2023 Equity Incentive Plan will be equitably adjusted by the Company to the extent necessary to preserve the economic intent of such award.

Change in Control. Under the 2023 Equity Incentive Plan, the Board will determine how outstanding shares will be treated in the event of a change in control.  The Board may provide that:

(i)Upon a grantee’s separation from service prior to, upon, or immediately following a change in control for any reason other than cause, the award will immediately accelerate;

(ii)In the event of a change in control, awards will (a) be assumed, (b) substituted for an equivalent award of the replacing entity’s stock, or (c) continue to be an obligation of the Company; or

(iii)In the event of a change in control, each or any award shall be cancelled in exchange for a payment with respect to each vested share in cash, stock of a company that is a party to the change in control, or other property.

Term of Plan. Unless earlier terminated by the Board of Directors, the authority to make grants under the 2023 Equity Incentive Plan will terminate on July 25, 2033, the tenth anniversary of the 2023 Equity Incentive Plan’s effective date.

Amendment and Termination. The Board may, at any time and from time to time, amend or terminate the 2023 Equity Incentive Plan as to any shares of stock as to which awards have not been made. An amendment will be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No awards will be made after termination of the 2023 Equity Incentive Plan. No amendment or termination of the 2023 Equity Incentive Plan will, without the consent of the grantee, materially impair rights or obligations under any award theretofore awarded under the 2023 Equity Incentive Plan.

No Repricing.  Stockholder approval will be required if any modification to an award would result in repricing of the award.

Clawback Policy. All awards received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. In addition, a grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an award agreement in accordance with the Company’s clawback policy.  A grantee’s acceptance of an award constitutes the grantee’s acknowledgement of and consent to the Company’s clawback or similar policy or any applicable law related to such actions and the grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Separation from Service for Cause.  The Company may annul an award if the grantee is terminated from the Company’s employment for cause.

Deferral Arrangement. The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to rules and procedures as the Company may establish and in accordance with Code Section 409A.

New Plan Benefits. A new plan benefits table for the 2023 Equity Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2023 Equity Incentive Plan if the 2023 Equity Incentive Plan was then in effect, as described in the federal proxy rules, is not provided because all awards made under the 2023 Equity Incentive Plan will be made at the Board’s discretion, subject to the terms of the 2023 Equity Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the 2023 Equity Incentive Plan are not determinable at this time.

Federal Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the 2023 Equity Incentive Plan generally applicable to the Company and to grantees in the 2023 Equity Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect.

THE FOLLOWING INFORMATION IS ONLY A SUMMARY OF THE TAX CONSEQUENCES OF THE AWARDS AND IS NOT INTENDED TO COVER ALL TAX CONSEQUENCES NOR IS IT INTENDED TO BE USED BY ANY TAXPAYER TO AVOID PENALTIES WHICH MAY BE IMPOSED. WE ENCOURAGE GRANTEES TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES INHERENT IN THE OWNERSHIP, EXERCISE, VESTING OR SETTLEMENT OF THEIR AWARDS, AND THE OWNERSHIP AND DISPOSITION OF ANY UNDERLYING SECURITIES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL OR UNDER STATE OR NON-U.S. TAX LAWS MAY BE DIFFERENT.

Nonqualified Stock Options.  A grantee generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price that is at least equal to the fair market value of Company common stock on the date of grant and that does not otherwise provide for the deferral of compensation. Upon the exercise of a nonqualified stock option, a grantee generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a grantee sells the shares, the grantee will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the grantee received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options.  A grantee generally will not recognize taxable income upon the grant of an incentive stock option. If a grantee exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the grantee will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the grantee generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a grantee sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (i) one year from the date the grantee exercised the option and (ii) two years from the grant date of the stock option, the grantee generally will recognize long-term capital gain or loss equal to the difference between the amount the grantee received in the disposition and the exercise price of the stock option. If a grantee sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the grantee generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the grantee’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a grantee uses shares of common stock already held by the grantee to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the grantee.

Stock Appreciation Rights.  A grantee generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and that does not otherwise provide for the deferral of compensation. Upon the exercise of a SAR, a grantee generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Share Awards, RSUs, and Performance Awards.  A grantee generally will not have taxable income upon the grant of restricted shares, restricted stock units or performance awards. Instead, the grantee will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted shares only, a grantee may instead elect to be taxed at the time of grant.

Other Stock-Based Awards.  The U.S. federal income tax consequences of other stock or cash-based awards will depend on the specific terms of each award.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a grantee recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A.  The Company intends that awards granted under the 2023 Equity Incentive Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding.  The Company is authorized to deduct or withhold from any award granted or payment due under the 2023 Equity Incentive Plan, or require a grantee to remit, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Company is not required to issue any shares of common stock or otherwise settle an award under the 2023 Equity Incentive Plan until all tax withholding obligations are satisfied.

Vote Required for Approval

The 2023 Equity Incentive Plan will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter are cast in favor of the proposal. If the stockholders do not approve the 2023 Equity Incentive Plan, it will not be implemented, but we reserve the right to adopt such other compensation plans and programs as we deem appropriate and in the best interests of Koss Corporation and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE

KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN

TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting.  If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting.  In order to be eligible for inclusion in the Company’s proxy materials for its 2024 annual meeting, a stockholder proposal must be received by the Company no later than May 2, 2024 and must otherwise comply with the applicable rules of the SEC. To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

0
By Order of the Board of Directors

/s/ Kim M. Schulte

Kim M. Schulte, Secretary

Milwaukee, Wisconsin
August 25, 2023

ADDENDUM A: KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN

KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN

Koss Corporation, a Delaware corporation (the “Company”) sets forth herein the terms and conditions of its 2023 Equity Incentive Plan (the “Plan”), as follows:

1.Purpose; Eligibility.

1.1General Purpose. The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly-competent Employees, Consultants and Directors, and to motivate such Employees, Consultants, and Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plan.

1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards, provided that such Award is contingent upon such person so becoming.

1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.Definitions.

"Affiliate" means any corporation or other entity that, directly or through one or more intermediaries, “controls,” is “controlled by,” or is “under common control with,” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means a grant under the Plan, of an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

"Cause"  shall be defined as that term is defined in the Participant’s offer letter or other applicable employment or service agreement; or, if there is no such definition or no such agreement exists, “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement: (i) the Participant’s willful failure to perform the Participant’s duties and responsibilities; (ii) the Participant’s commission of any act of fraud, embezzlement, dishonesty or willful misconduct; (iii) unauthorized use or disclosure by the Participant of any proprietary information of the Company or any Affiliate; (iv) the Participant’s conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; or (v) Participant’s willful breach of any of the Participant’s obligations under any agreement with the Company or any Affiliate.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of Cause.

"Change in Control" shall mean, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” the occurrence of any of the following events:

(a)Any Person (or more than one Person acting as a group), but excluding the Company and any Affiliate, and any employee benefit Plan sponsored or maintained by the Company or any Affiliate, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or 30% of the total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or 30% of the total voting power of the Company's stock and acquires additional stock;

(b)[A majority of the members of the Board are replaced during any twenty-four-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election;]

(c)A transaction, including any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having a similar effect involving the Company, requiring stockholder approval for the acquisition of the Company by any entity other than the Company or an Affiliate; or

(d)One Person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets of the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediate before such acquisition or acquisitions.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means the Compensation Committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $0.005 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" shall have the meaning set forth in the preamble.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Director" means a member of the Board.

"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee.

"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean July 26, 2023, the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee in accordance with Section 409A of the Code, as applicable, and such determination shall be conclusive and binding on all persons.

"Fiscal Year" means the Company's fiscal year.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

"Performance Period" means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" shall have the meaning set forth in the preamble.

"Prior Plan" means the Koss Corporation 2012 Omnibus Incentive Plan.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.Administration.

3.1Authority of Committee. Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law. To the extent permitted by applicable law, the Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the authority of the Board to act hereunder. All references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities of the Board have been delegated. The Committee shall administer the Plan; provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)to construe and interpret the Plan and apply its provisions;

(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)to determine the number of shares of Common Stock to be made subject to each Award;

(h)to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board.

3.4Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.Shares Subject to the Plan.

4.1Subject to adjustment in accordance with Section 14, no more than 2,000,000 shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the Prior Plan that expires, terminates or is canceled or forfeited under the terms of the Prior Plan shall be available for the grant of Awards, including Incentive Stock Options, under the Plan (the "Total Share Reserve"). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan after the Effective Date.

4.2Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award. Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under the Plan.

4.4Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.Eligibility.

5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date, provided that such Award is contingent upon such person so becoming.

5.2Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Option granted under the Plan shall be exercisable after the expiration of 10 years from the Grant Date.

6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7Vesting of Options.  Each Option shall become exercisable at such times and under such terms and conditions (including, without limitation, performance requirements) as may be determined by the Committee and stated in the Award Agreement.  No Option may be exercised for a fraction of a Share.  The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding non-vested Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9Extension of Option Exercise Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone or in tandem with an Option granted under the Plan. A Stock Appreciation Right granted in tandem with an outstanding Option after the Grant Date of such Option shall have an exercise price that is equal to the Option Exercise Price; provided,  however, that the exercise price of the Stock Appreciation Right may not be less than the Fair Market Value of a share of Common Stock on the Grant Date of the Stock Appreciation Right to the extent required by Section 409A of the Code.

7.1Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.2Vesting.  The Committee shall determine at the Grant Date, or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable after Termination of Continuous Service or upon other terms or conditions, the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

7.3Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive payment from the Company (in cash or shares) equal to the number of shares subject to the Stock Appreciation Right that are being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right Award Agreement. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.4Exercise Price. The exercise price of a Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right.

8.Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1Restricted Stock and Restricted Stock Units.

(a)Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(b)The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no rights as a shareholder with respect to any Restricted Stock Units granted hereunder. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). Notwithstanding the foregoing, at the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents").

8.2Restrictions.

(a)At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or Restricted Stock Units. Each Award of Restricted Shares or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor Restricted Stock Units may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

(b)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units.

8.4Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.Miscellaneous.

13.1Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

14.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.Effect of Change in Control.

15.1Unless otherwise provided in an Award Agreement, subject to the requirements and limitations of Section 409A of the Code, if applicable, the Committee may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Participants:

(a)Accelerated Vesting. Upon a Participant’s Separation from Service immediately prior to, upon, or following a Change in Control for any reason other than Cause, the exercisability, vesting and/or settlement of an Award shall immediately accelerate,

(b)Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.

(c)Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of shares pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. The Committee may, in its discretion, without payment of any consideration to the Participant, cancel any outstanding Award to the extent not vested or exercised immediately prior to the Change in Control and not otherwise assumed or continued by the Acquiror in accordance with Section 15.3(b) above. Additionally, in the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.2The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.Amendment of the Plan and Awards.

16.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.General Provisions.

17.1Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.15Expenses. The costs of administering the Plan shall be paid by the Company.

17.16Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19.Termination or Suspension of the Plan. The Plan shall terminate automatically on July 25, 2033. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Koss Corporation on July 26, 2023.

As approved by the shareholders of Koss Corporation on [DATE].

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O KOSS CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 13, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KOSS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 13, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KOSS CORPORATION The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. ELECTION OF DIRECTORS Nominees: 01) Thomas L. Doerr 02) Michael J. Koss 03) Steven A. Leveen 04) Lenore E. Lillie 05) William J. Sweasy The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: 2. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. 3. PROPOSAL TO RATIFY THE APPOINTMENT OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2024. 4. TO APPROVE THE KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K, Shareholder Letter are available at www.proxyvote.com. KOSS CORPORATION Annual Meeting of Stockholders OCTOBER 18, 2023 This proxy is solicited by the Board of Directors The undersigned hereby appoints Michael J. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 18, 2023 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting. Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees listed for director, FOR approval of the advisory resolution on executive compensation, FOR Proposal 3 to ratify the appointment of WIPFLI LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024, and FOR approval of the Koss Corporation 2023 Equity Incentive Plan. If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. Continued and to be signed on reverse side

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O KOSS CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 13, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KOSS2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 17, 2023 for shares held directly and by 11:59 p.m. Eastern Time on October 13, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V22132-P98165 KOSS CORPORATION The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. ELECTION OF DIRECTORS Nominees: 01) Thomas L. Doerr 02) Michael J. Koss 03) Steven A. Leveen 04) Lenore E. Lillie 05) William J. Sweasy The Board of Directors recommends you vote FOR the following proposal: 2. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: 2. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS. 3. PROPOSAL TO RATIFY THE APPOINTMENT OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2024. 4. TO APPROVE THE KOSS CORPORATION 2023 EQUITY INCENTIVE PLAN. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K, Shareholder Letter are available at www.proxyvote.com. V22133-P98165 KOSS CORPORATION Annual Meeting of Stockholders OCTOBER 18, 2023 This proxy is solicited by the Board of Directors KESOT Plan The undersigned hereby appoints Michael J. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 18, 2023 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting. Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees listed for director, FOR approval of the advisory resolution on executive compensation, FOR Proposal 3 to ratify the appointment of WIPFLI LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024, and FOR approval of the Koss Corporation 2023 Equity Incentive Plan. If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the proxies appointed. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith. Continued and to be signed on reverse side